EXHIBIT 10.28

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “**”.  AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

CONTRACT NO. 139050201

BETWEEN

BELL/AGUSTA AEROSPACE COMPANY LLC,

2301 HORIZON DRIVE

POST OFFICE BOX 901073

FORT WORTH, TEXAS 76101

AND

OFFSHORE AVIATION INC.

11200 Richmond Avenue, Suite 400

Houston, Texas 77082

FOR

TWENTY NEW AB139 HELICOPTERS, SUPPLIES AND SERVICES

February 4, 2005

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Index of Contents

Article	Description

-	Preamble
1	Definitions
2	Authorized Representative
3	Contract Effective Date
4	Scope of the Contract
5	Prices and Discounts
6	Configuration
7	Payment
8	Inspection/Acceptance and Delivery
9	Training
10	Technical Support
11	Risk of Loss and Transfer of Title
12	Warranty and Remedy
13	Events of Default and Termination
14	Assignment
15	Choice of Law and Jurisdiction
16	Force Majeure
17	Taxes
18	Responsibility for Certain Losses
19	Severability and Waiver
20	Entire Agreement
21	Home Office Approval
22	Notices
23	Survival

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Appendixes

1	AB139 Description and Pricing
2	AB139 ENAC / FAA IFR Configuration
3	AB139 Currency Selections

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THIS CONTRACT made this 4th day of February, 2005 between BELL/AGUSTA AEROSPACE COMPANY LLC, whose registered office is at 2301 Horizon Drive, Fort Worth, Texas 76177 USA, its successors and permitted assigns (hereinafter called “Seller”) and OFFSHORE AVIATION INC., with an office at 11200 Richmond Avenue, Suite 400, Houston, Texas 77082 (hereinafter called “Purchaser”), each or both of which may be referred to as “Party” or “Parties” respectively.

Upon execution of this contract by both Parties, this contract shall amend and supplement Purchase Agreement No. 139030205 dated February 19, 2003.  In the event of any inconsistency between this Agreement and Agreement No. 139030205, this Agreement shall control.

WHEREAS

In consideration of the premises and mutual agreements hereinafter set forth, the Parties hereto agree as follows:

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1.             DEFINITIONS

1.1           The following list of definitions of terms shall apply except where the context otherwise indicates.

“AB139” means the AB139 Medium Twin Engine Helicopter.

“Agreement” means this Contract No. 139050201 and all of its attachments and enclosures.

“Contract Effective Date” means the date of coming into force by both Parties of this Contract in accordance with Article 3.1 herein.

“Delivery” as such term is defined in Article 8.

“Enclosures” means the Appendixes attached to this Contract, which form a legally binding part of this Contract.

“Export Certificate of Airworthiness” means the standard issued Export Certificate of Airworthiness for the Aircraft or Certificate of Conformity for additional equipment, spare parts and loose items as may be applicable.

“Ex Works” means as defined in the International Chamber of Commerce INCOTERMS (2000).

“Acceptance” means the Purchaser’s acceptance of the Helicopter by signing the BELL/AGUSTA AEROSPACE COMPANY LLC. Acceptance Certificate.

“Parties” means each of the parties to this Contract and the term “Party” shall mean any one of them.

“Week” means a period of seven consecutive days.

“Month” means calendar month.

“PDM” means projected month of delivery.

“PDQ” means projected calendar quarter of delivery.

1.2           Words in the singular number include the plural and words in the plural number include the singular unless the contrary intention appears.

1.3           Words importing a gender include every other gender unless the contrary intention appears.

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2.             AUTHORIZED REPRESENTATIVE

2.1           The parties represent and warrant that their respective signatories hereon are duly authorized.

3.             CONTRACT EFFECTIVE DATE (CED)

3.1           The effective date shall be the date of signature on this Agreement by the duly authorized representatives of both Parties.

4.             SCOPE OF THE CONTRACT

4.1           Seller agrees to sell and Purchaser agrees to purchase twenty (20) AB139 medium twin-engine helicopters manufactured to Seller’s civil certified and current production configuration in accordance with the terms and conditions of this Agreement.  The AB139 medium twin-engine helicopter configured for IFR along with Installed Accessories and Customizing (together the “AB139”) and other materials and services specified in this Agreement are to be provided in the quantities and at the agreed unit and total prices and delivered within the periods as set forth in Article 8.2 hereof.  ENAC / FAA AB139 Medium Twin-Engine IFR Helicopter current production configuration is attached to this agreement as Appendix 2.

5.             PRICES AND DISCOUNTS

The agreed unit and total prices set forth herein are stated in both U.S. Dollars and Euros.  Purchaser has the option to provide funding for this purchase in either U.S. Dollars or Euros for each aircraft.  Purchaser must select a funding currency in Appendix 3, for the selected aircraft within ten (10) days of executing this Agreement.  If a currency selection is not made within ten (10) days of executing this agreement, then the U.S. Dollar shall be the currency of choice.  Unless specifically stated elsewhere herein, all US Dollar to Euro conversion rates for any standard or optional equipment, or any subsequent pricing changes, excluding any customization or substantial configuration changes, as may be provided for herein, shall be at 1.3 to 1.

5.1           Pricing:

5.1.1        U.S. Dollars

Based on Purchaser’s twenty (20) aircraft commitment, the Parties agree to a firm fixed price for each Standard AB139 aircraft as identified in Appendix 1, of **********************************************************************  The Parties also agree to a firm fixed price for each of the Additional Installed Equipment as identified in Appendix 2 of ************************ *************************************** Total firm fixed price offered for each Standard AB139 aircraft with the Additional Installed Equipment is

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**********************************************************************.

5.1.2        Euros

Based on Purchaser’s twenty (20) aircraft commitment, the Parties agree to a firm fixed price for each Standard AB139 aircraft as identified in Appendix 1, of ***************************************************** ***********. The Parties also agree to a firm fixed price for each of the Additional Installed Equipment as identified in Appendix 2 of ***************************** ***************************.  Total firm fixed price offered for each Standard AB139 aircraft with the Additional Installed Equipment is********************* ********************************************.

5.2           Discounts:

In consideration of Purchaser’s commitment to the acquisition of twenty (20) AB139 aircraft to be delivered within five (5) years after execution of this Agreement, a firm fixed price discount has been agreed to as follows:

5.2.1        U.S. Dollars

Aircraft 1 through 5:

Price of **************************************************** ******* per aircraft reduced by **% (*** percent) discount, or *********** **************************************************** to a revised price of ******************************************************* ************************, as may be adjusted by mutual agreement in the determination of final configuration.

Aircraft 6 through 10:

Price of **************************************************** ******* per aircraft reduced by **% (*** percent) discount, or *********** **************************************************** to a revised price of ******************************************************* ************************, as may be adjusted by mutual agreement in the determination of final configuration.

Aircraft 11 through 15:

Price of **************************************************** ******* per aircraft reduced by **% (*** percent) discount, or *********** **************************************************** to a revised price of ******************************************************* ************************, as may be adjusted by mutual agreement in the determination of final configuration.

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Aircraft 16 through 20:

Price of **************************************************** ******* per aircraft reduced by **% (*** percent) discount, or *********** **************************************************** to a revised price of ******************************************************* ************************, as may be adjusted by mutual agreement in the determination of final configuration.

Therefore, the total price offered for the twenty (20) AB139s is $195,087,600USD (One Hundred Ninety Five Million Eighty Seven Thousand and Six Hundred U.S. Dollars).

5.2.2        Euros

Aircraft 1 through 5:

Price of **************************************************** ******* per aircraft reduced by **% (*** percent) discount, or *********** *******************************************to a revised price of *** ************************************************************ *****, as may be adjusted by mutual agreement in the determination of final configuration.

Aircraft 6 through 10:

Price of **************************************************** ******* per aircraft reduced by **% (*** percent) discount, or *********** **************************************************** to a revised price of ******************************************************* ***************, as may be adjusted by mutual agreement in the determination of final configuration.

Aircraft 11 through 15:

Price of **************************************************** ******* per aircraft reduced by **% (*** percent) discount, or *********** **************************************************** to a revised price of ******************************************************* ***************, as may be adjusted by mutual agreement in the determination of final configuration.

Aircraft 16 through 20:

Price of **************************************************** ******* per aircraft reduced by **% (*** percent) discount, or *********** **************************************************** to a revised price of ******************************************************* **********, as may be adjusted by mutual agreement in the determination of final configuration.

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Therefore, the total price offered for the twenty (20) AB139s is Euro 150,343,600(One Hundred Fifty Million Three Hundred Forty-three Thousand and Six Hundred Euro).

5.3           “Favored” Pricing:

In the event Seller enters into an agreement, within *********** after execution of this contract, to sell to a commercial third party (i.e., not a government unit) between 15-25 AB139’s with substantially the same sales structure (including term and discount) set forth herein and substantially the same configuration definition initially provided by Purchaser pursuant to Appendix 2 hereof at a total net price less than the net price set forth in Appendix 1 hereof, Seller shall provide Purchaser with notice of such agreement and adjust the discounts set forth in paragraph 5.2 to give Purchaser the same total net price as given to the third party.

6.             CONFIGURATION

6.1           Configuration Definition:

Seller shall provide the projected calendar quarter of delivery (PDQ) no later than eighteen (18) months prior to expected delivery date for each aircraft.  Purchaser shall confirm to Seller the final aircraft configuration required twelve (12) months prior to the PDQ.  Seller’s receipt of the configuration within the specified time shall be a condition precedent to Seller’s delivery obligation hereunder.  In the event Purchaser fails to provide such information by the date specified, Seller shall have the right to reasonably adjust the delivery date and price accordingly.

6.2           Purchaser’s Requested Changes:

All Purchaser’s requested configuration changes departing from the configuration provided in Appendix 2 are subject to an adjustment to the Total Purchase Price of the particular AB139 and if applicable to the projected month of delivery (PDM) provided, however, that if Purchaser deletes any of the optional accessories in Appendix 1 that Purchaser will receive a purchase price credit for the accessory deleted.  Any deletions of standard items shall be at no cost to Purchaser.

6.3           Mandated Changes:

Specification and/or configuration changes may be made at any time by Seller to conform to regulations of the U.S. Federal Aviation (FAA), Italian Airworthiness Authority (ENAC) or other applicable civil aviation authorities or to Seller’s current manufacturing or engineering requirements without the consent of

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Purchaser. In the event a conforming specification or configuration change is mandated as specified above and such change affects the PDM, then Seller shall be entitled to re-specify the PDM, without any liability whatsoever, taking into account the projected delays in PDM that would result from such mandated specification or configuration changes. It is further provided, however, that in the event any of said changes result in a PDM delay of greater than ninety (90) days, or if said changes result in a material or detrimental change to the original operational characteristics including, but not limited to airspeed or MGTOW as defined in the flight manual of the aircraft, then Purchaser may exercise in writing a right to terminate this Agreement and receive a full refund of any deposits paid for any undelivered aircraft. Upon exercise of said right to terminate by Purchaser, the parties may negotiate for a thirty (30) day period in an effort to reach a resolution of the issue. Barring any agreement, Purchaser’s notice of termination will prevail and Purchaser shall receive a full refund of any deposits paid and this Agreement will terminate with no further liability of either party to the other.

7.             PAYMENT

7.1           Deposits:

Upon execution hereof, Purchaser shall pay to Seller nonrefundable (except as provided elsewhere in this Agreement) deposits in the amount set forth below in accordance to the schedule set forth herein.  The payment shall be made in either U.S. dollars or Euros as elected by the Purchaser, by certified check, bank cashier’s check, wire transfer, or such other negotiable instruments as may be acceptable to Seller. If Seller does not receive deposit within thirty (30) calendar days of scheduled payment date (see Appendix 3), Seller has the right to cancel this Agreement.

Deposit #1	$ ********	Upon execution of this Agreement
Deposit #2	$ ********	Twelve (12) months prior to PDM
TOTAL DEPOSITS	$ ********

Seller is in receipt of **********************************************  ********** Deposits #1 from Purchaser for aircraft numbers 1 through 20 for a total amount of ***********************************.

Seller is also in receipt of two Deposits #2 for aircraft numbers 1 and 2 scheduled for Y2005 delivery in the amount of ******************************* ******************************* each for a total amount of *****************************************************.

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In addition, Seller is in receipt of two ***************************** ********* additional Deposits from Purchaser for aircraft numbers 1 and 2 for a total amount of *****************************.

In summary, Seller in is receipt of nonrefundable (except as provided elsewhere in this Agreement) deposits in the total amount of ********************* **************************** for twenty (20) AB139 aircraft.

7.2           Payments made by wire transfer shall be sent to:

JPMorgan Chase Bank of Texas
Bell/Agusta Aerospace Company LLC
Account No. 07303032620
ABA No. 113000609
201 Main Street
Fort Worth, Texas, U.S.A. 76102

7.3           Balance of Payment:

Unless otherwise agreed by the Parties as specified below, Purchaser shall pay the balance of the Total Purchase Price (hereinafter referred to as “Balance of Payment”), as set forth in Appendix 1, by certified or bank cashier’s check delivered by Purchaser to Seller at Seller’s address specified above, or by wire transfer to the bank account specified in Article 7.2 above. Alternately, the Balance of Payment can be made by an irrevocable letter of credit in accordance with the terms set forth below. Such payment shall be made at the time of Acceptance of the AB139 as specified in Article 8.1 below. If the Balance of Payment is not made at the time of Acceptance, Seller may impose a late payment charge for each day of delay. The late payment charge will be the prime interest rate in effect at JPMorgan Chase Bank New York, New York plus 5.0 percentage points.

7.4           Irrevocable Letter of Credit:

If the Balance of Payment is to be made by an irrevocable letter of credit, the letter of credit shall be issued three (3) months prior to the PDM. The letter of credit shall be confirmed by a United States bank and payable in United States dollars (or Euros, as applicable), to be effective at least two (2) months before the PDM and shall continue to be effective for a minimum of two (2) months thereafter. Said letter of credit shall be subject to the approval of Seller and interpreted under the current Uniform Customs and Practice for Documentary Credits published by the International Chamber of Commerce. Additional restrictions or delivery terms not contained herein shall not be included in the letter of credit. All related bank charges shall be for the account of Purchaser.

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Payment to Seller under the letter of credit shall be made upon presentation to the bank of the following documents:

7.4.1        One (1) original and three (3) signed copies of Seller’s commercial invoices, certified as required; and

7.4.2        In the case of fly-away delivery, a copy of an executed Certificate of Acceptance or Certificate of Acceptance with Waiver of Inspection, as appropriate; or

7.4.3        In the case of shipment by ocean or airfreight, a copy of an ocean/airway bill of lading evidencing shipment via commercial carrier.

8.             INSPECTION/ACCEPTANCE AND DELIVERY

8.1           Inspection and Acceptance:

The PDQ in which the AB139 shall be available for inspection, acceptance and delivery will be provided to Purchaser no later than eighteen (18) months prior to expected delivery time. Seller will provide the PDM to Purchaser no later than twelve (12) months prior to PDQ. The actual delivery date will be confirmed no later than sixty (60) days before the PDM. The AB139 shall be inspected and accepted by Purchaser at Seller’s designated facility agreeable to Purchaser.  If inspection and acceptance takes place in Italy, Seller will bear all expenses for shipment of the aircraft to the United States for final delivery, and will bear all risk of loss during transit.  At least fifteen (15) calendar days prior to the date when the AB139 is ready for inspection, Seller shall give Purchaser written notice of the date and location the AB139 will be available for inspection (hereinafter the “Inspection Date”). No later than ten (10) calendar days following the Inspection Date, an authorized and qualified representative of Purchaser shall either (i) inspect and flight test the AB139 at Seller’s designated facility agreeable to Purchaser and, if the AB139 is in compliance with the terms of this Agreement, execute Seller’s Certificate of Acceptance of the AB139 or (ii) execute and transmit by fax a Certificate of Acceptance with Waiver of Inspection for the AB139. In the event the AB139 is not in compliance with this Agreement, Purchaser shall specify to Seller in writing any deficiencies with the AB139. Following cure of such deficiencies, the Parties shall continue the acceptance procedures.

Execution of the Certificate of Acceptance or Certificate of Acceptance with Waiver of Inspection, as applicable, shall constitute acceptance (“Acceptance”) of the AB139 by Purchaser. If Purchaser fails to complete either (i) or (ii) above within the ten (10) calendar day period specified above for reasons not attributable to Seller, Seller shall have the option to terminate this Agreement as per Article 13.

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Acceptance of the AB139 by Purchaser shall constitute Purchaser’s agreement that the AB139 conforms to the specification, standards and requirements of this Agreement. The date the Certificate of Acceptance or Certificate of Acceptance with Waiver of Inspection is executed by Purchaser shall be deemed to be the “Acceptance Date.”

8.2           Delivery:

Seller shall deliver to Purchaser all AB139s in the United States at a Seller’s designated facility, which is agreeable to Purchaser.  Such agreement shall not be unreasonably withheld.  Deliveries shall be in accordance with the general schedule below.  Detailed delivery dates shall be defined and mutually agreed twelve (12) months prior to that delivery.

Year	Qty. AB139
2005	2
2006	3
2007	5
2008	5
2009	5
20

9.             TRAINING

9.1           Pilot and Maintenance Technician Training:

Training classes for two (2) Pilots and two (2) Maintenance Technicians are allocated and included in the selling price of each AB139 aircraft.  For the purpose of this twenty (20) AB139 purchase, this equates to forty (40) Pilot and forty (40) Maintenance Technician training classes.  If Purchaser desires alternative training allocations for more pilot training rather than maintenance technician training, these allocations can be adjusted by substituting three (3) Maintenance Technician training classes for one (1) Pilot training class.  Pilot training will be accomplished using the Purchaser’s AB139, and both pilot and maintenance training will be provided at a Seller training center.  These classes are scheduled to be conducted at Seller’s training facility in Somma Lombardo, Italy.  Future training classes may be conducted at other facilities designated by the Seller if and when the Seller determines that they are available.  Purchaser may arrange any of the allocated training slots as required, provided scheduled slots are available.  However completion of training contained in this offer, shall be no later than twelve (12) months after delivery of Purchaser’s final AB139 aircraft as defined herein.

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9.2           Full Flight Simulator (FFS):

The AB139 Full Flight Simulator (FFS) is scheduled to be available for use early 2007, in the Seller’s training facility in Sesto Calende, Italy.  When the FFS becomes operational, Purchaser will have the option of any remaining pilot training to be accomplished in the simulator subject to a mutually agreeable schedule.  The addition and/or substitution of standard training with the simulator training shall be based on a mutually acceptable agreement.

10.          TECHNICAL SUPPORT

10.1         Technical Representation:

Seller shall ensure that at least one of its regional technical representatives, responsible for the US Gulf Coast area, will be trained on the AB139 and will be available to provide support at Seller’s cost and expense, to Purchaser’s AB139 fleet in the U.S. Gulf of Mexico operating area for a time not less than one (1) year and not more than five (5) years, as reasonably required by Purchaser.

10.2         Spare Parts:

Seller’s primary spares distribution point will be from its Fort Worth, TX facility.  All major components will be available from this facility.  Seller will also position as necessary, additional and agreed to components and parts at the Bell Helicopter facility located in Broussard, LA.

If Purchaser, or one of its designated subsidiaries, becomes an authorized Seller Customer Service Center (CSC) a fifteen percent (15%) fleet discount on spare parts and special tools will be applicable.  As a Seller CSC, Purchaser will be accorded the maximum spare parts discount in effect with Seller CSC’s.  In addition to the above, Purchaser shall be afforded the opportunity to become authorized to perform component overhaul.

10.3         Aircraft on Ground (AOG) Commitment:

Seller is committed to providing support to all Purchaser AB139s, in an “Aircraft on Ground” (AOG) condition, operating on customer contracts.  This support will *********************************************** *************************************.  If Seller is not able to provide within forty-eight (48) hours after receipt of formal notification via the web based or telephone VISTA system, to the Seller Customer Support Center, a Seller part for a Purchaser operational AB139 that is AOG and ************************************** ********************************************** **************************, then Seller agrees to ********************* ***************************************************************

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*************************************************************** ****************************** per any one month.  *************** by Seller as a result of this AOG Commitment will be applied as ******** *********************************************************, at Purchaser’s election.  ************** ***************************************************************.

10.4         FAA MGTOW Increase:

The present FAA certified AB139 Maximum Gross Take-off Weight (MGTOW) is 13,228 lbs.  It is expected that a MGTOW increase to 14,110 lbs. will be certified by June 30, 2006.  If this certification is not achieved by this date, Purchaser will have the option to 1) continue to accept aircraft deliveries at the initial MGTOW, or 2) defer deliveries scheduled on or after June 30, 2006, until the higher MGTOW certification is achieved, without any adjustment in the originally agreed-to contract pricing structure.  At that time, deliveries of remaining AB139s shall resume.  It is further provided that if (2) is selected by Purchaser, and if the higher MGTOW certification has not been achieved by September 30, 2006, then Purchaser may elect to, and shall give notice to Seller, of Purchaser’s termination of this contract for any remaining aircraft that have not been delivered, after which the parties will negotiate for a thirty (30) day period in an effort to reach an accommodation on the MGTOW issue. Barring an agreement within that time period to resolve the issue, Purchaser’s notice of termination will become effective at the end of said thirty (30) day period and Purchaser shall be entitled to a refund of all deposits paid on all undelivered aircraft and this Agreement will terminate with no further liability of either party to the other.

11.          RISK OF LOSS AND TRANSFER OF TITLE

Upon receipt by Seller of Purchaser’s signed Certificate of Acceptance or Certificate of Acceptance with Waiver of Inspection, risk of loss of the AB139 shall pass to Purchaser (except as provided in Article 8.1 hereof).  Upon receipt of the Total Purchase Price of the AB139, Seller shall transfer title of the AB139 to the Purchaser free and clear of any and all liens, privileges, encumbrances, charges and rights of others.

12.          WARRANTY AND REMEDY

12.1         Directives and/or Service:

Any airframe related parts and labor required to comply with any airframe Airworthiness Directives and/or Airframe Service Bulletins occurring during the Warranty period will be covered by the Warranty.  (Labor is considered to be what is reasonable in number of hours per Airworthiness Directive and/or Airframe Service Bulletin and at a rate not more than $50.00 per hour.)

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12.2         Component Assurance Program (CAP) Buy-In by Purchaser:

Purchaser may elect to buy in to the CAP program **********************************************.  Said buy-in will be based on the number of flight hours on each aircraft multiplied by the then applicable CAP rate.  The Parties shall mutually agree to terms and conditions governing the CAP programs.

12.3         Warranty:

No later than twelve (12) months prior to the PDQ for each aircraft, Purchaser shall elect one of the following helicopter warranty options for that aircraft, which will follow the aircraft if Purchaser sells or transfers same prior to expiration of the applicable warranty.

☐ Three (3) years/2000 hours non-prorated, whichever occurs first
The Seller warrants each new commercial AB139 aircraft to be free from defect in material or workmanship under normal use and service. Seller’s sole obligation under this warranty is limited to the replacement or repair of parts which are determined to Seller’s reasonable satisfaction to have been defective within 2,000 flight hours of operation or three (3) years after delivery, whichever occurs first and reimbursement of reasonable freight charges.  During the first 300 flight hours of use, Seller will reimburse the Purchaser for labor charges associated with warranty related issues, but not thereafter.  Spare parts installed as warranty replacement on aircraft, which are covered, by this new AB139 commercial aircraft warranty, will be warranted for the balance of the original ship warranty.  Defective parts must be reported in writing to the Seller’s warranty administration within 90 days of being found defective.  Warranty adjustment is contingent upon the Purchaser complying with Seller’s warranty administration disposition instructions for defective parts.  Failure to comply with all of the terms of this paragraph may, at Seller’s sole option, void the warranty for such part or parts.

☐ Three (3) years/3000 hours Prorated, whichever occurs first
The Seller warrants each new AB139 commercial aircraft to be free from defect in material or workmanship under normal use and service.  Seller’s sole obligation under this warranty is limited to replacement or repair of parts which are determined to Seller’s reasonable satisfaction to have been defective within 3,000 flight hours of operation or three (3) years after delivery, whichever occurs first and reimbursement of reasonable freight charges.  During the first 300 flight hours of use, Seller will reimburse the Purchaser for labor charges associated with warranty related issues, but not thereafter.  After 300 flight hours of use, there will be a prorated charge to the Purchaser for replacement parts (prorating the hours of total use against the then applicable part life or 3,000 flight hours, whichever is the lesser).  Spare parts installed as warranty replacement on aircraft which are covered by this new AB139 commercial

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aircraft warranty will be warranted for the balance of the original ship warranty or for the commercial spare parts warranty, whichever is the greater.  Defective parts must be reported in writing to Seller’s warranty administration within 90 days of being found defective.  Warranty adjustment is contingent upon the Purchaser complying with Seller’s warranty administration disposition instructions for defective parts.  Failure to comply with all of the terms of this paragraph may, at Seller’s sole option, void the warranty for such part or parts.

The following terms and conditions apply to both warranty options:

THIS WARRANTY IS GIVEN AND ACCEPTED IN PLACE OF (i) ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND (ii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT (DELICT), INCLUDING PRODUCT LIABILITIES BASED UPON STRICT LIABILITY, NEGLIGENCE, OR IMPLIED WARRANTY IN LAW AND PURCHASER HEREBY WAIVES SUCH RIGHTS AND CLAIMS.

This warranty is the only warranty made by Seller.  The Purchaser’s sole remedy for a breach of this warranty or any defect in a part is the repair or replacement of aircraft parts and reimbursement of reasonable freight charges as provided herein.  Seller excludes liability, whether as a result of a breach of contract or warranty, negligence or strict product liability, for incidental or consequential damages, including, but not limited to, damage to the aircraft or other property, costs and expenses resulting from required changes or modifications to aircraft components and assemblies, changes in retirement lives and overhaul periods, local customs fees and taxes, and costs or expenses for commercial losses or lost profits due to loss of use or grounding of aircraft or otherwise.

Seller makes no warranty and disclaims all liability in contract or in tort (delict), including, without limitation, negligence and strict tort (delictual) liability with respect to work performed by third parties at Purchaser’s request and with respect to engines, engine accessories, batteries, radios, avionics, and Purchaser-furnished equipment, or equipment manufactured by others and installed at Purchaser’s request.  For each of the aforementioned items, Seller assigns to Purchaser the original manufacturer’s warranty and agrees to administer on Purchaser’s behalf each manufacturer’s warranty to the extent such manufacturer’s warranty exists and is assignable.

This warranty shall not apply to any aircraft or part thereof which has been repaired or altered outside Seller’s factory in any way so as, in Seller’s sole judgment, to affect its stability, safety or reliability, or which has been subject to misuse, negligence or accident.  Repairs and alterations which use or incorporate

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parts and components other than Seller genuine parts, or parts approved by Seller for direct acquisition from sources other than Seller itself are not warranted by Seller, and this warranty shall be void to the extent that such repairs and alterations, in Seller’s sole judgment, affect the stability, safety or reliability of the aircraft or any part thereof, or damage Seller genuine parts or Seller approved parts.  No person, corporation or organization, including Seller Service Facilities, is authorized by Seller to assume for it any other liability in connection with the sale of its aircraft and parts, nor to make any warranties beyond the foregoing warranty nor to change any of the terms hereof.  No statement, whether written or oral, made by any person, corporation or organization including Seller Service Facilities may be taken as a warranty nor will it bind Seller.

13.          EVENTS OF DEFAULT AND TERMINATION

Except as may be set forth elsewhere in this Agreement or in this paragraph, and except in the event of a material breach hereof by Seller, in the event that this Agreement is (1) breached, cancelled or terminated by Purchaser for any cause whatsoever, or (2) Purchaser fails to pay the deposits or balances due of the Total Purchase Price on the AB139, or any other charges for which it is responsible under this Agreement when due or other obligations, then Seller shall have the right to terminate this Agreement and retain all payments previously made by Purchaser as liquidated damages but not as a penalty. If Seller so terminates, then Purchaser shall have no further liability of any kind to Seller. It is provided however, and notwithstanding any language herein to the contrary, that Purchaser shall at all times have the unqualified right to terminate this Agreement at any time and for any reason with regard to any undelivered aircraft, at which time Purchaser’s only obligation and sole liability to Seller shall be a forfeiture of any deposits that have been paid to Seller for any undelivered aircraft.

14.          ASSIGNMENT

No right, title or interest under this Agreement or portion thereof may be assigned by Purchaser without the written consent of Seller.  However, right, title or interest under this Agreement or portion thereof, or with regard to any particular aircraft to be delivered hereunder, may be assigned by Purchaser to an affiliate company of the Purchaser without the written consent of the Seller provided that Purchaser will notify Seller of any such assignment in writing.  An affiliate company of the Purchaser is defined as a company in which the Purchaser ownership is fifty percent (50%) or greater.  Seller may assign its rights hereunder in its sole discretion for any purpose including without limitation, for financing purposes.

15.          CHOICE OF LAW AND JURISDICTION

This Agreement and any dispute arising under, out of, or related in any way to this Agreement or the legal relationship between Seller and Purchaser shall be governed and

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construed exclusively under the laws of the State of Texas, USA exclusive of conflicts of laws.  Seller and Purchaser hereby agree that any dispute arising under, out of, or related in any way to this Agreement or the legal relationship between Seller and Purchaser shall be filed only in (a) the Courts of General Jurisdiction of the State of Texas in the County of Tarrant, (b) the Federal District Court for the Northern District of Texas, Fort Worth Division, or (c) the state or federal courts for Louisiana, Calcasieu parish.  Seller and Purchaser hereby agree that the above sets forth the sole and exclusive jurisdictions and venues in which any lawsuit arising under, out of, or related to this Agreement may be filed.

16.          FORCE MAJEURE

If the Seller shall be unable to perform its obligations under this Agreement because of the intervention of a Force Majeure, such as riots, epidemics, wars, unforeseeable governmental regulations, fires, acts of God, or other similar causes beyond its reasonable control, Seller shall not be responsible for delays in delivery or performance under this Agreement. Seller shall give reasonable notice to Purchaser upon the occurrence of such an excusable delay.  If a delay in delivery or performance extends beyond 90 days from the PDM, either party may cancel this Agreement with respect to such aircraft, whereupon the sole liability of the Seller to Purchaser shall be to return any payments made by Purchaser as to the aircraft covered by such PDM.  It is provided, however, that before said cancellation will become effective, the parties will negotiate for a period of thirty (30) days in an attempt to resolve the issue.  Barring any resolution, this Agreement will be cancelled.  Strikes, lockouts, labor disturbances, difficulty in obtaining parts or raw materials, FAA/ENAC civil aviation certification problems or failure of performance of subcontractors shall not be an acceptable Force Majeure event.

17.          TAXES

The price of the AB139 does not include any sales, use, personal property, value-added, excise or similar tax or assessments which may be imposed by any governmental authority upon this sales transaction, the Aircraft or the use of the Aircraft by Purchaser.  Purchaser agrees to pay and indemnify Seller against such taxes or assessments (including interest or penalties that may arise from nonpayment), if any, as well as any withholding taxes or other assessments by any governmental authority so that in all instances Seller receives payment (after any taxes or assessments) equal to the Total Purchase Price.  Purchaser shall not be liable for any customs, duties, or similar assessments or levies which may be necessary to bring the aircraft to the United States.  Purchaser agrees to execute any documentation necessary to avoid the imposition of or receive exemption from applicable taxes.  These provisions shall inure to any successor or assignee of Purchaser and shall survive until six (6) months after the expiration of any applicable statute of limitations.

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18.          RESPONSIBILITY FOR CERTAIN LOSSES

Neither party shall hold the other responsible for loss or damage to its property or injury to or death of its employees, agents, or representatives at the facilities of the other party in the course of performing this Agreement, except as a result of the other party’s gross negligence or willful misconduct.  The foregoing applies, without limitation, to losses caused by mechanical defects, parts failure or accidents.

19.          SEVERABILITY AND WAIVER

If any provision of this Agreement is or becomes null or unenforceable by force of law, the other provisions shall remain valid and enforceable.  Waiver of one provision or default by either party shall not act as waiver of any other provision or default.

20.          ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Parties and supersedes all prior agreements, representations, negotiations, proposals or discussions between the Parties with respect to the subject matter hereof.  No modification or supplement hereto shall be effective unless in writing and signed by both Parties.

21.          HOME OFFICE APPROVAL

This Agreement shall not become effective until accepted by Seller at its home offices in Fort Worth, Texas, U.S.A. subject to the terms and conditions set forth herein.  This Agreement shall be deemed to be executed on the date it is accepted by Seller, provided that the Seller has received deposit #1 from Purchaser.  If Seller has not received deposit #1 at such time, then this Agreement shall be deemed to be executed on the date Seller receives deposit #1 from Purchaser.

22.          NOTICES

Any notice to be given under this Agreement shall be delivered by facsimile, e-mail, and courier or by registered or first class mail.  All notices delivered hereunder shall be deemed given on the date they are transmitted or placed in the hands of the post or courier for delivery, as appropriate.  All notices shall be given to the addresses set forth in the first paragraph of this Agreement unless otherwise specified by the Parties in writing.

23.          SURVIVAL

The terms, conditions, obligations, and covenants contained in Articles 5, 8, 9, 10, 11, 12, 14, 15, 17, 18, and Appendix 2(3) shall survive any termination or cancellation of this Agreement.

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SELLER		PURCHASER
BELL/AGUSTA AEROSPACE COMPANY LLC		OFFSHORE AVIATION INC.

By:	/s/ Louis P. Bartolotta, Jr.	By:	/s/ Ed Washecka
	(Signature)		(Signature)

	Louis P. Bartolotta, Jr.		Ed Washecka
	(Type or Print Name)		(Type or Print Name)

Title:	Managing Director	Title:	Vice President

Witness:		Witness:

Date:	February 4, 2004	Date:	February 4, 2004
	(Month, Day, Year)		(Month, Day, Year)

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APPENDIX 1 – AB139 DESCRIPTION AND PRICING

Item #	(#1-5) Quantity	Description	Wght lbs.	Unit Price FFP	Total Price FFP

1.	5	AB139 medium twin Engine helicopter in standard ENAC/FAA IFR configuration Fly-Away Factory. ENAC/FAA AB139 Medium Twin Engine IFR Helicopter configuration is attached to this agreement as Appendix 2.	8453.0	*********	*********

2.	5	Accessories Installed:
		To be provided in accordance with Appendix 2.

		Air Conditioning System	160.1	********** **********	********** **********

		Automatic Deployable ELT	15.5	********** **********	********** **********

		Autopilot 4 Axis	0.0	********** **********	********** **********

		Cockpit Voice & Data Recorder	24.3	********** **********	********** **********

		Emergency Floats (provisions)	17.6	********** **********	********** **********

		Emergency Floats (removable parts)	149.9	********** **********	********** **********

		HEELS	11.0	********** **********	********** **********

		HUMS	27.1	********** **********	********** **********

		Life rafts (2)	218.7	********** **********	********** **********

		TCAS I Bendix King	33.1	********** **********	********** **********

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	Weather Radar “Primus 660” (kit)	18.1	********** **********	********** **********

	Weather Radar “Primus 660” (provisions)	2.4	********** **********	********** **********

		677.8	********** **********	********** **********

3.	Customizing:			****
	To be provided in accordance with Appendix 2.

4.	Other Materials and Services:			****

TOTAL PURCHASE PRICE ******************************** *********************************************************				***********

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Item #	(#6-10) Quantity	Description	Wght lbs.	Unit Price FFP	Total Price FFP

1.	5	AB139 medium twin Engine helicopter in standard ENAC/FAA IFR configuration Fly-Away Factory. ENAC/FAA AB139 Medium Twin Engine IFR Helicopter configuration is attached to this agreement as Appendix 2.	8453.0	**********	**********

2.	5	Accessories Installed:
		To be provided in accordance with Appendix 2.

		Air Conditioning System	160.1	********** **********	********** **********

		Automatic Deployable ELT	15.5	********** **********	********** **********

		Autopilot 4 Axis	0.0	********** **********	********** **********

		Cockpit Voice & Data Recorder	24.3	********** **********	********** **********

		Emergency Floats (provisions)	17.6	********** **********	********** **********

		Emergency Floats (removable parts)	149.9	********** **********	********** **********

		HEELS	11.0	********** **********	********** **********

		HUMS	27.1	********** **********	********** **********

		Life rafts (2)	218.7	********** **********	********** **********

		TCAS I Bendix King	33.1	********** **********	********** **********

		Weather Radar “Primus 660” (kit)	18.1	********** **********	********** **********

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	Weather Radar “Primus 660” (provisions)	2.4	********** **********	********** **********

		677.8	********** **********	********** **********

3.	Customizing:			****
To be provided in accordance with Appendix 2.

4.	Other Materials and Services:			****

TOTAL PURCHASE PRICE ********************************** *******************************************************				**********

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Item #	(#11-15) Quantity	Description	Wght lbs.	Unit Price FFP	Total Price FFP

1.	5	AB139 medium twin Engine helicopter in standard ENAC/FAA IFR configuration Fly-Away Factory. ENAC/FAA AB139 Medium Twin Engine IFR Helicopter configuration is attached to this agreement as Appendix 2.	8453.0	**********	**********

2.	5	Accessories Installed:
		To be provided in accordance with Appendix 2.

		Air Conditioning System	160.1	********** **********	********** **********

		Automatic Deployable ELT	15.5	********** **********	********** **********

		Autopilot 4 Axis	0.0	********** **********	********** **********

		Cockpit Voice & Data Recorder	24.3	********** **********	********** **********

		Emergency Floats (provisions)	17.6	********** **********	********** **********

		Emergency Floats (removable parts)	149.9	********** **********	********** **********

		HEELS	11.0	********** **********	********** **********

		HUMS	27.1	********** **********	********** **********

		Life rafts (2)	218.7	********** **********	********** **********

		TCAS I Bendix King	33.1	********** **********	********** **********

		Weather Radar “Primus 660” (kit)	18.1	********** **********	********** **********

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	Weather Radar “Primus 660” (provisions)	2.4	********** **********	********** **********

		677.8	********** **********	********** **********

3.	Customizing:			****
To be provided in accordance with Appendix 2.

4.	Other Materials and Services:			****

TOTAL PURCHASE PRICE ********************************* ********************************************************				**********

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Item #	(#16-20) Quantity	Description	Wght lbs.	Unit Price FFP	Total Price FFP

1.	5	AB139 medium twin Engine helicopter in standard ENAC/FAA IFR configuration Fly-Away Factory. ENAC/FAA AB139 Medium Twin Engine IFR Helicopter configuration is attached to this agreement as Appendix 2.	8453.0	**********	**********

2.	5	Accessories Installed:
		To be provided in accordance with Appendix 2.

		Air Conditioning System	160.1	********** **********	********** **********

		Automatic Deployable ELT	15.5	********** **********	********** **********

		Autopilot 4 Axis	0.0	********** **********	********** **********

		Cockpit Voice & Data Recorder	24.3	********** **********	********** **********

		Emergency Floats (provisions)	17.6	********** **********	********** **********

		Emergency Floats (removable parts)	149.9	********** **********	********** **********

		HEELS	11.0	********** **********	********** **********

		HUMS	27.1	********** **********	********** **********

		Life rafts (2)	218.7	********** **********	********** **********

		TCAS I Bendix King	33.1	********** **********	********** **********

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	Weather Radar “Primus 660” (kit)	18.1	********** **********	********** **********

	Weather Radar “Primus 660” (provisions)	2.4	********** **********	********** **********

		677.8	********** **********	********** **********

3.	Customizing:			****
	To be provided in accordance with Appendix 2.

4.	Other Materials and Services:			****

TOTAL PURCHASE PRICE ********************************* ********************************************************				**********

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APPENDIX 2 – AB139 ENAC / FAA IFR CONFIGURATION

1.	Basic Configuration

a)	AIRFRAME:
•	Aluminum alloy fuselage
•	Polycarbonate Windshields
•	Overhead cockpit windows
•	Lower cockpit windows
•	Cockpit ram air adjustable outlets
•	Forced fan ventilation
•	Bleed air heater and defroster with air noise suppression
•	Heated pitot tubes (2) with pitot heat failure warning (2)
•	Heated static intakes (2)
•	Cockpit map and data case
•	One cockpit and one pilot cabin fire extinguisher
•	Pilot doors (2) with push-out emergency exit window (with “storm window” on pilot side)
•	Plug-in sliding doors (2) for passengers cabin access
•	Six cabin push-out emergency exit windows (two on each passenger cabin door)
•	Baggage compartment with 2 lockable baggage compartment doors, LH & RH side.
•	Baggage compartment cargo tie-down fittings
•	Wheeled retractable tricycle landing gear (two wheels on nose gear and brakes on main landing gear)
•	Mooring, hoisting and jacking fittings
•	Tail-boom and vertical fin
•	Stabilizers
•	Pilot and copilot windshield wipers
•	Maintenance steps for access to upper deck
•	Upper-deck cowlings (one front forward sliding, two side opening for engine access)
•	Steps for cockpit access

b)	ROTORS AND CONTROLS:
•	Fully articulated Main Rotor (M/R) with five composite blades, five elastomeric bearings and five hydraulic dampers
•	Rotating M/R flight controls
•	Three main dual servo actuators
•	Fully articulated Tail Rotor (T/R) with four composite blades, four elastomeric bearings and four elastomeric dampers
•	Rotating T/R flight controls
•	One T/R dual servo actuator
•	Force trim system
•	Pilot fixed flight controls (cyclic, collective, anti-torque pedals)
•	Copilot fixed flight controls (cyclic, collective, anti-torque pedals)
•	Dual digital 3-axis linear actuators
•	Rotor brake
•	Provision for main rotor tracking (magnetic pick up)

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c)	ELECTRICAL SYSTEMS:
•	DC primary power generation: 28 V DC regulated voltage provided by two independent 300 A starter generators
•	DC External Power Receptacle
•	Two Nickel-Cadmium Batteries: one 40 Ah main battery plus one 13 Ah auxiliary battery
•	DC Starter Generator Control Units (2)
•	Navigation lights (3)
•	Anticollision light
•	Fixed landing lights (2)
•	Rotating/ retracting landing light
•	Baggage compartment lighting and smoke sensor

d)	TRANSMISSION / DRIVE SYSTEM AND HYDRAULIC SYSTEM:
•	Main transmission with two direct drive engine inputs
•	Three main transmission chip detectors/debris collectors with burning capability
•	Two free wheel units
•	Four strut rods for upper deck attachment and one anti-torque plate
•	Intermediate gearbox with sight gauge and magnetic drain plug/chip detector
•	Tail gearbox with sight gage and magnetic drain plug/chip detector
•	Dual independent, redundant hydraulic systems
•	Two hydraulic Power Control Modules (PCMs)
•	Three main transmission driven hydraulic mechanical pumps for controls, landing gear and brake actuation
•	One electrical pump for control checks on ground (engines off)
•	Air conditioning compressor quill

e)	POWER PLANT & FUEL SYSTEM:
•	Two Pratt & Whitney Canada PT6C-67C engines
•	Two independent FADEC systems (one on each engine) with auto-start and engine control functions for normal, emergency and training operations
•	Two magnetic chip detectors
•	Two integrated and independent engine oil coolers
•	Separate firewall protection for each engine
•	Fire detection system
•	Fire extinguisher system (2 bottles)
•	Engine exhausts and ejectors
•	Two independent crashworthy fuel cells
•	Two supply pumps on engines
•	Two booster pumps submerged in fuel tanks
•	Two fuel filter assemblies
•	Two engine back-up controls, mechanical and electrical
•	Two manual engine start and ignition systems

f)	STANDARD AVIONICS PACKAGE
•	1st PFD (Pilot Primary Flight Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data

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•	2nd PFD (copilot display)
•	1st MFD (Pilot Multifunction Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data
•	2nd MFD (Copilot Multifunction Display 8” x 10” color Active Matrix Liquid Crystal Display) as part of Honeywell Primus Epic System for visualization of flight and navigation data
•	Electronic Standby Instrument System (ESIS) (attitude, airspeed, altitude, vertical speed, compass, and ILS data)
•	Two Attitude and Heading Reference Systems (AHRSs)
•	Two Air Data Modules (ADMs)
•	Two flux valves
•	Two Display Controllers (DCs)
•	Two Cursor Control Devices (CCDs)
•	One Reversion Control Panel (RCP)
•	One Display Dimming Control panel
•	One Stability Augmentation System (SAS) control panel
•	Two Remote Instrument Controllers (RICs)
•	Two Modular Avionic Units (MAUs) incorporating the following major subsystems and/or functions:
• Vehicle Monitoring System – VMS (dual)
• Monitor Warning System – MWS (dual)
• Aural Warning Generator – AWG (single)
• Central Maintenance Computer – (CMC) (single)
• 3-Axis Digital Automatic Flight Control System – DAFCS (dual) with autotrim function
• Provision for CVR/FDR data interface (single)
• Flight Director System (dual)
•	Pilot and copilot microphone and headset
•	Pilot and Copilot interphone control (cyclic grip and floor switches)
•	Left Modular Radio Cabinet (MRC) with the following modules:
• One VHF Comm.
• One VOR/LOC/GS/MB
•	Right Modular Radio Cabinet (MRC) with the following modules:
• One VHF Comm.
• One Mode-S diversity transponder
• One VOR/LOC/GS/MB
• One ADF
• One DME
•	Two pedestal mounted MCDUs (Multi Control Function Display Units)
•	1st Radar Altimeter (RT – 300)
•	2nd Radar Altimeter System (RT – 300)
•	Emergency Locator Transmitter (ELT – 122/243/406 MHz)
•	One Flight Guidance Controller
•	Honeywell GPS module with Flight Plan Management System (FPMS)
•	Pilot and copilot digital audio panels with remote ICS audio port for ground operation
•	Pilot clock (digital)

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	f)	STANDARD AVIONICS PACKAGE (continued)
	•	Copilot clock (digital)
	•	One magnetic compass
	•	One Outside Air Temperature indicator
	•	Two Master Warning Lights (MWLs)
	•	Two Master Caution Lights (MCLs)
	•	Engine 1 Fire Light
	•	Engine 2 Fire Light
	•	Baggage compartment smoke detector light

	g)	INTERIOR TRIM:
	•	Cabin, cockpit and baggage compartment utility finishing interior
	•	Pilot/ Copilot crashworthy seats (with inertial reels and safety belts)
	•	Cockpit dome light
	•	Cockpit utility lights (2)
	•	28V DC cockpit power outlet
	•	Tritium lighted emergency exit signs

	h)	EXTERIOR PAINTING
	•	Three color polyurethane painting in accordance with Bell/Agusta Aerospace Company standard painting scheme

2.	Standard 12 Passenger Configuration Equipment
	•	Twelve padded crashworthy utility passenger seats (with inertia reels and safety belts)
	•	Composite “deluxe” liners installed in the cockpit, cabin and baggage compartment incorporating:
	•	Twelve directional lights and two ambient lights in cabin
	•	PA Briefing system: six loudspeaker announcement systems + safety belt lights
	•	One passenger audio panel with plug for one headset
	•	Standard soundproofing
	•	Steps for passenger cabin access

3.	Miscellaneous
	•	Covers: exhaust pipes, turbine air inlets and Pitot tubes
•

Manuals (1 set per aircraft): aircraft log, engines operations, flight and maintenance and overhaul, illustrated parts catalogue. Seller will provide updates, supplements, and revisions to all airframe manuals for the lifetime of each aircraft at no cost to Purchaser.

	•	Tie down – assemblies: main rotor and tail rotor blades
	•	Tow Bar

4.	Installed Accessories
	•	Air Conditioning System
	•	Emergency Floats (Provisions)

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•	Emergency Floats (Removable Parts)
•	Life Rafts (2)
•	Axis Autopilot
•	Automatic Deployable ELT
•	Cockpit Voice & Data Recorder
•	TCAS I Bendix King
•	Weather Radar “Primus 660” (Provisions)
•	Weather Radar “Primus 660” (Kit)
•	HEELS
•	HUMS

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APPENDIX 3 – AB139 CURRENCY SELECTIONS

AB139 Delivery Positions	U.S. Dollars Initials	Euros Initials

AB139 Delivery #1

AB139 Delivery #2

AB139 Delivery #3

AB139 Delivery #4

AB139 Delivery #5

AB139 Delivery #6

AB139 Delivery #7

AB139 Delivery #8

AB139 Delivery #9

AB139 Delivery #10

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AB139 Delivery Positions	U.S. Dollars Initials	Euros Initials

AB139 Delivery #11

AB139 Delivery #12

AB139 Delivery #13

AB139 Delivery #14

AB139 Delivery #15

AB139 Delivery #16

AB139 Delivery #17

AB139 Delivery #18

AB139 Delivery #19

AB139 Delivery #20

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